UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023
____________________

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497

N/A
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BBCP	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Concrete Pumping Holdings, Inc. (the “Company,” “our” or “we”) held the 2023 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

1.	Election of Directors

Our stockholders elected each of Raymond Cheesman, Brian Hodges, Howard D. Morgan, and John M. Piecuch as Class II directors to serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Raymond Cheesman	40,658,307	4,512,372	4,970,638
Brian Hodges	41,763,081	3,407,598	4,970,638
Howard D. Morgan	35,928,178	9,242,501	4,970,638
John M. Piecuch	41,864,472	3,306,207	4,970,638

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for our 2023 fiscal year. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
49,532,954	480,713	127,650

3.	Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

Our stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,368,819	733,329	68,531	4,970,638

4.	Approval of, on a non-binding, advisory basis, the frequency of future advisory votes (every one year, two years or three years) on the compensation of the Company’s named executive officers

Our stockholders approved, on a non-binding, advisory basis, a one-year frequency for future advisory votes on the compensation of our named executive officers. We set forth below the results of the stockholder vote on this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
41,841,827	5,866	3,321,060	1,926	4,970,638

Based on the results of this vote and consistent with the recommendation of the Company's Board of Directors (the "Board"), the Board has determined that future non-binding votes of shareholders to approve the compensation of the Company's named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes on named executive officer compensation, or until the Board otherwise determines a different frequency for such non-binding votes.

5.	Approval of the amendment to the Concrete Pumping Holdings, Inc. 2018 Omnibus Incentive Plan

Our stockholders approved the amendment to the Concrete Pumping Holdings, Inc. 2018 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares (from 4,814,618 shares to 6,314,618 shares). The 2018 Omnibus Incentive Plan, as amended, is attached hereto as Exhibit 10.1. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,830,311	8,046,387	2,293,981	4,970,638

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Concrete Pumping Holdings, Inc. 2018 Omnibus Incentive Plan, as amended April 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, iNC.

By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary
Dated: April 27, 2023